Manitex International, Inc. Corporate Presentation (NASDAQ: MNTX) May 2011 “Focused manufacturer of engineered lifting equipment” Exhibit 99.1

Forward Looking Statements &
Non GAAP Measures
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity;
statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,”
“project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,”
and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the
Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results.
Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation.  Manitex believes that this information is useful to understanding its operating results without the impact of special items. See
Manitex’s first quarter 2011 earnings release on the Investor Relations section of our website
www.manitexinternational.com for a description and/or reconciliation of these measures.
“Focused
manufacturer of
engineered lifting
equipment”

MANITEX
INTERNATIONAL

$
5/5/2010
6/5/2010
7/5/2010
8/5/2010
9/5/2010
10/5/2010
11/5/2010
12/5/2010
1/5/2011
2/5/2011
3/5/2011
4/5/2011
5/5/2011

Company Snapshot
Company Description
Manitex International, Inc. provides engineered lifting
solutions. The company operates through two segments,
Lifting Equipment and Equipment Distribution. The Lifting
Equipment segment designs, manufactures, and
distributes boom trucks and crane products. The
Equipment Distribution segment sells, services and
distributes lifting equipment to end users. The company
was formerly known as Veri-Tek International, Corp. and
changed its name to Manitex International, Inc. in May
2008. Manitex International was founded in 1993 and is
based in Bridgeview, Illinois.
Financial Summary
Total Enterprise Value
(05/06/2011):
$101.0 million
Market Cap (05/06/2011): $67.1 million
2010 Revenue: $95.9 million
2010 Net Income: $2.1 million
2010 EBITDA: $8.7 million
Stock Price (05/06/2011): $5.88
Ticker / Exchange: MNTX / NASDAQ
LTM Share Price Performance (05/05/2010 – 05/06/2011)
Equity Capitalization
Diluted shares outstanding
03/31/2011):
11.6 million
Warrants outstanding (03/31/2011): $4.4 million
Avg. warrant strike price $4.59
“Focused
manufacturer of
engineered lifting
equipment”
$5.88
1.75
2.25
2.75
3.25
3.75
4.25
4.75
5.25
5.75
6.25
6.75

MANITEX
INTERNATIONAL

Manitex
NOBLE
LOWRY
MANITEX LIFTKING
BADGER EQUIPMENT COMPANY
LOAD KING
CM
North American Equipment Exchange
FERRARI

Corporate Overview
Manitex International
“Focused
manufacturer of
engineered lifting
equipment”
•Global provider of boom trucks, sign cranes, specialized
material handling equipment, and container handling
equipment primarily used in commercial, port, state, local
and international government, and military applications
•Major industries served include energy (extraction and
processing), utilities, railroads, commercial building, rental fleets, cargo transportation, infrastructure development
and port and inter-modal operations
•Historically serving North American markets; recent
international diversification and growth
•Business Model based in part on an aggressive program
of making accretive acquisitions of complementary
businesses
•High margin niche markets
•Including two in 2009 (Badger and Load King) and
CVS rental agreement in July 2010
•Utilize seller financing (favorable terms, limited
covenants)
Manitex International
Businesses

MANITEX INTERNATIONAL

Manitex

MANITEX LIFTKING

BADGER EQUIPMENT COMPANY
Custom Built in America. For Today. For the Future

FERRARI

Manitex
50155S

BADGER

Product Overview
Manitex, Manitex Liftking, Badger, CVS
“Focused
manufacturer of
engineered lifting
equipment”
• Manitex specializes in
engineered lifting
equipment and its
product family includes
Manitex Boom Trucks,
SkyCrane Aerial Platforms
and Sign Cranes
• Manufacturer of a complete
line of RT Forklifts, Special
Mission Oriented Vehicles,
Carriers, Heavy Material
Handling Transporters and
Steel Mill Equipment
• Badger Equipment has
manufactured specialized
earthmoving, railroad and
material handling
equipment since 1945 and
has built over 10,000 units
during its existence.
• Manufacturer of container
handling equipment for the
global port and inter-modal
sectors. Products include reach
stackers, laden and unladen
container forklifts and straddle
carriers

Select Financial Data
“Focused
manufacturer of
engineered lifting
equipment”
$000, except percentages
2007 2008 2009 2010
Revenue $106,946 $106,341 $55,887 $95,875
Gross Margin 18.6% 16.4% 20.0% 24.3%
EBITDA 8,461 5,416 1,982 8,676
EBITDA Margin (%) 7.9% 5.1% 3.5% 9.0%
Net Income 2,126 1,799 3,639 * 2,109
* Includes gain on bargain purchase of $3,815
$106,946
$106,341
$55,887
$95,875
$8,461
$5,416
$1,982
$8,676
$1,799
$3,639
$2,109
$2,126
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
2007 2008 2009 2010
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
$20,000
Revenue EBITDA Net Income

Key Management
“Focused
manufacturer of
engineered lifting
equipment”
Name & Title Experience
David Langevin
Chairman & CEO
20+ years principally with Terex
Andrew Rooke
President & COO
20+ years principally with Rolls Royce, GKN Sinter
Metals, Off-Highway & Auto Divisions
David Gransee
CFO & Treasurer
Formerly with Arthur Andersen,  15+ years with Eon
Labs (formerly listed)
Robert Litchev
President – Material Handling & SVP
International Distribution
10+ years principally with Terex
Scott Rolston
SVP Sales & Marketing – Manitex
International
13+ years principally with Manitowoc

Investment Highlights
“Focused
manufacturer of
engineered lifting
equipment”
1) 2010 Solid return to Operating and Net profitability
– Sales rebounded 72% in 2010
– Backlog up 80% to $40 million at 12/31/2010
– Gross margin and EBITDA margin expansion continues as a result of continued emphasis on cost control
• 2010 gross margin 24%, $6.7m increase in EBITDA
• 2010 EBITDA margin of 9% was the highest achieved
2) Experienced senior management
– Senior management has over 70 years of collective experience from well-known industrial leaders such as Terex, Manitowoc, Rolls Royce, GKN Sinter Metals, Off-Highway and Auto Divisions and
Genie
3) The Company has a global presence with more than 20,000 units operating worldwide spanning equipment dealerships throughout the country
– High recurring parts revenue stream: approximately 20% of total sales (average 40% margin)
4) Growing market share
– Increased penetration in oil and gas, power grid and rail
– Rebounding commercial sales
– Expanding international sales
5) Focused on earnings, cash flow and working capital management

Company Timeline
“Focused
manufacturer of
engineered lifting
equipment”
March 2002:
Manitowoc (NYSE:MTW)
acquires Grove.
January 2003:
Manitowoc divests
Manitex
December 2009:
Acquire Load King
Trailers
July 2009 Acquire Badger
Equipment Co
November 2006: Veri-
Tek Acquires LiftKing
July 2007: VCC
acquires Noble
forklift
August 2007: Sale of assets and
closure of legacy VCC business
May 2008: Name changed to Manitex International
and listed on Nasdaq (MNTX)
October 2008:
Crane &
Machinery and
Schaeff Forklift
acquired
July 2006: Manitex
merges  into Veri-Tek,
Intl. (VCC)
2002 2003 2004 2005 2006 2007 2008 2009 2010
July 2010 :CVS
Operating Agreement

Recent Transactions (subject to approval)
CVS
“Focused
manufacturer of
engineered lifting
equipment”
•
July 1 2010 MNTX subsidiary, CVS Ferrari srl, entered into an agreement to rent certain assets of CVS SpA in Liquidation, on an exclusive basis
•
CVS SpA, located near Milan, Italy, designed and manufactured a range of reach stackers and associated lifting equipment for the global container handling market
•
CVS had 2008 annual sales of $106 million prior to the global downturn
•
The rental agreement has been filed with the Italian Court and includes an offer to purchase the business at the conclusion of the Italian insolvency process (“Concordato Preventivo”). Rental period could extend for up to two years but creditors approval was received in May 2011 so expect completion Q3-2011
•
Sales and profits are consolidated into Manitex International from July
2010. No debt or liabilities of “old CVS” were assumed. Revenues currently tracking at approx $2 million per month
•
Acquisition is transformational:
•
Adds global product offering
•
European manufacturing and design
•
Adds scale
•
Above average growth profile sectors of containers / ports / inter-
modal

MANITEX
INTERNATIONAL

NOBLE

BADGER
EQUIPMENT COMPANY
Custom Built in America. For Today. For the Future.

TEREX

Manitowoc
Manitowoc Boom Trucks

LITTLE Giant

CVS
FERRARI

MANITEX
LIFTKING
ULC

Manitex

LOAD KING
A MANITEX International Company

Replacement Parts & Service
Consistent Recurring Revenue
“Focused
manufacturer of
engineered lifting
equipment”
• Recurring revenue of approximately 20% of total sales
• Spares relate to swing drives, rotating components, and booms among others, many of which are proprietary
– Serve additional brands
– Service team for crane equipment

Pro-forma Revenues ($ millions)
“Focused
manufacturer of
engineered lifting
equipment”
•
Pro-forma revenues are based on 2007
revenue numbers for each respective
business, regardless of date of acquisition by
Manitex International
•
We believe Pro-forma revenues are more
representative of revenue opportunity than
revenues in the current phase of the
economic cycle
Manitex,  $80.0
Liftking,  $26.0
Crane & Machinery,  $18.1
Schaeff,  $3.3
Noble, $1.1
Badger,  $8.0
LoadKing,  $20.0
CVS Ferrari,  $80.0
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
Pro-forma Annual Revenue

Increased Market Share as
Market Declined
“Focused
manufacturer of
engineered lifting
equipment”
Boom Truck Crane Market
23.4%
16.7%
20.8%
29.6%
36.1%
32.0%
76.6%
83.3%
79.2%
70.4%
63.9%
68.0%
0.0%
25.0%
50.0%
75.0%
100.0%
2005 2006 2007 2008 2009 2010
Market Share
0
500
1000
1500
2000
2500
3000
Units Shipped
MNTX Others Total Units Shipped

Select Financial Data
“Focused
manufacturer of
engineered lifting
equipment”
$000, except percentages
2007 2008 2009 2010
Revenue $106,946 $106,341 $55,887 $95,875
Gross Margin 18.6% 16.4% 20.0% 24.3%
EBITDA 8,461 5,416 1,982 8,676
EBITDA Margin (%) 7.9% 5.1% 3.5% 9.0%
Net Income 2,126 1,799 3,639 * 2,109
* Includes gain on bargain purchase of $3,815
$106,946
$106,341
$55,887
$95,875
$8,461
$5,416
$1,982
$8,676
$1,799
$3,639
$2,109
$2,126
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
2007 2008 2009 2010
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
$20,000
Revenue EBITDA Net Income

Growth Drivers-
2010 and Beyond
“Focused
manufacturer of
engineered lifting
equipment”
• World wide improvements in GDP, economic recovery
• Increased market penetration with product developments and innovative distribution
• Leverage synergy with railroad industry
• Developed products specifically for the following industries:  Oil & Gas,
Railroads, Power Grid & Wind Power
• Any significant governmental infrastructure spending will be a potential spark to recovery for Manitex
• International expansion
– New dealership agreements reached in Middle East, Russia, & with Caterpillar Global
Distribution Network
– Achieved European CE Certification for 50 Ton Cranes in 2009
– Manitex International made its first international sales in 2008 and has identified new markets to accelerate future growth (Russian market potential is estimated to be double that of North America)
– 2010 non - US sales were over 38% of revenue
• CVS Ferrari is additive to the Company results

Summary
“Focused
manufacturer of
engineered lifting
equipment”
Delivering sound operational and financial performance despite the historic economic and industry-specific challenges
Poised For Growth
• Growing market share
• Increased penetration in oil and gas, power grid and rail
• Rebound in commercial sales
• Coordinated distribution of our products worldwide
• Continued expansion into international markets
• In the recent past we have scaled our business to match demand and we now look forward to long term growth
• Focused on earnings, cash flow and working capital management

17 Appendix “Focused manufacturer of engineered lifting equipment” Manitex International, Inc. Corporate Presentation May 2011

Key figures - Quarterly
“Focused
manufacturer of
engineered lifting
equipment”
USD thousands Q1-2010 Q4-2010 Q1-2011
Net sales $21,970 $29,544 $31,722
          % change to prior quarter 44% 7%
Gross profit 5,212 7,660 6,459
        Gross margin % 23.7% 25.9% 20.4%
Operating expenses  4,169 5,605 5,207
Net Income 307 932 442
EBITDA 1,823 2,850 2,055
          EBITDA % of Sales 8.3% 9.6% 6.5%
Backlog ($ million) 21.8 39.9 47.7
$21,970
$29,544
$31,722
$1,823
$2,850
$2,055
$932 $442
$307
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
Q1-2010 Q4-2010 Q1-2011
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
Revenue EBITDA Net Income

Summarized Balance Sheet
“Focused
manufacturer of
engineered lifting
equipment”
Current assets $59,242 $54,703 $40,147 $40,685
Fixed assets 10,387 10,659 11,804 5,878
Other long term assets 39,587 40,155 42,734 39,665
Total Assets $109,216 $105,517 $94,685 $86,228
Current liabilities 25,413 23,011 14,569 17,062
Long term liabilities 39,786 39,232 39,688 34,152
Total Liabilities $65,199 $62,243 $54,257 $51,214
Shareholders equity 44,017 43,274 40,428 35,014
Total liabilities & Shareholders equity $109,216 $105,517 $94,685 $86,228
$000 31-Dec-08 31-Dec-09 31-Dec-10 31-Mar-11

Debt & Liquidity
$000
Q1-2011 Q4-2010 Q1-2010
Total Cash 1,441 662 455
Total Debt 35,293 34,019 34,590
Total Equity 44,017 43,274 41,291
Net capitalization 77,869 76,631 75,426
Net debt / capitalization 43.5% 43.5% 45.3%
YTD EBITDA 2,055 8,676 1,823
YTD EBITDA % of sales 6.5% 9.0% 8.3%
•Ebitda for Q1-2011 impacted by ConExpo expenditures of $0.5m
•N. American revolver facility, based on available collateral at March 31, 2010 was $23.7m. In
Italy, additional transactional facilities of $2.4m in place subject to collateral for CVS.
•Cash and N. American revolver availability at March 31, 2010 $3.9m
•Net capitalization is the sum of debt plus equity minus cash.
•Net debt is total debt less cash
“Focused
manufacturer of
engineered lifting
equipment”

Working Capital
$000
Q1-2010 Q4 2010 Q1 2010
Working Capital $33,829 $31,692 $27,914
Days sales outstanding 53 60 59
Days payable outstanding 63 62 47
Inventory turns 2.8 2.9 2.6
Current ratio 2.3 2.4 2.9
Operating working capital 38,174 36,763 31,840
Operating working capital %
of LQ sales
30.1% 31.1% 36.2%
•Increase in working capital Q1-2011 v Q4-2010 principally from increased cash ($0.8m) and inventory ($4.8m), offset by decreased receivables ($1.1m)
and increased accounts payable, accruals & other liabilities ($1.8m)
•Inventory increase v Q4-2010 principally Manitex cranes and CVS
•Operating working capital improvement to 30% of annualized LQ sales
“Focused
manufacturer of
engineered lifting
equipment”